American Skandia Trust
        Supplement dated June 9, 1999 to the Prospectus dated May 3, 1999

                      AST Kemper Small-Cap Growth Portfolio

         Peter Chin has replaced David H. Burshtan, who has resigned from Scudder Kemper Investments, Inc., as lead portfolio manager for the AST Kemper Small-Cap Growth Portfolio (the "Portfolio"). Roy C. McKay has replaced Kurt R. Stalzer as the Portfolio's other manager. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors -- Scudder Kemper Investments, Inc." is amended by deleting the second paragraph and replacing it with the following:

         Peter Chin, CFA is the lead portfolio manager for the Portfolio, and Roy C. McKay, CFA is the other portfolio manager. Both have managed the Portfolio since June 1999. Mr. Chin is a Senior Vice President of Scudder Kemper and has been with the firm since 1973. Mr. McKay is a Manager Director of Scudder Kemper and has been with the firm since 1988.